Restatement Summary, 2016 Results & 2017 Business Trends January 31, 2018

2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events or performance. Forward-looking statements include, among others, statements regarding the anticipated filing of Roadrunner’s future quarterly and annual reports, Roadrunner’s expected results for 2017, the positive momentum and better environment for operational improvements in Roadrunner’s Truckload Logistics segment and growth in Roadrunner’s LTL and Ascent Global Logistics segments during 2018 and the ability of Roadrunner’s financing and capital to support its current business levels and organic growth over the next five years. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward- looking statements are based on Roadrunner’s current assumptions, expectations and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance or achievements, to differ materially from those expressed or implied in any forward-looking statement. Such factors include, among others, risks related to the restatement of Roadrunner’s previously issued financial statements, the remediation of Roadrunner’s identified material weaknesses in its internal control over financial reporting, the litigation resulting from the restatement of Roadrunner’s previously issued financial statements and the other risk factors contained in Roadrunner’s SEC filings, including Roadrunner’s Annual Report on Form 10-K for the year ended December 31, 2016. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof. Safe Harbor Statement

3 Topics for Today’s Call 1. Restatement Summary 2. 2016 Financial Results 3. 2017 Business Trends 4. Question & Answer Session

Restatement Summary Background and Scope • Internal investigation conducted by our Audit Committee and overseen by independent outside counsel • Reviews by company and outside consultants covered our operating companies and corporate headquarters • Includes reporting periods from 2011 to Q3 of 2016 Findings • Material accounting errors impacting the financial statements and disclosures • Deficiencies in the design and/or execution of internal controls that constituted material weaknesses 4

Restatement Summary Key Causes • Increased size and complexity from acquisitions of 25 non-public companies • Inconsistent accounting systems and policies and procedures • Override of internal controls by prior management Overstated Net Income by $66.5 million • $15.2 in 2011 through 2013 • $19.3 in 2014 • $22.4 in 2015 • $9.6 in 2016 (through Q3) Conclusion • Over 80% of restatement occurred at five operating companies and corporate Continuing to fully cooperate with DOJ and SEC investigations 5

6 Restatement Corrective Actions * Note – See Leadership and Top Management Team Bios in Appendix • New independent Chairman of the Board • New CEO, President / COO, CFO and CIO • New Role -- Chief Compliance Officer • New Corporate Controller, Treasurer and FP&A team • New Internal Audit Director with expanded team • New financial leaders at five key operating companies People* • Revised code of conduct and ethics policies • Improved company-wide accounting policies and procedures • Expanded internal controls • Detailed reviews of subsidiary financial statements • Focus on higher-risk areas and key accounting judgements Processes Systems • Phase 1 of BPC Consolidation System implementation complete • Transitioning to fewer IT platforms with better integrations and consistent reporting • Improved change management tools – conversion testing and validation Completed In Process

Capital In Place to Support the Operational Turnaround Raised more than $540 million in new financing • Preferred stock investment* - recorded as debt for GAAP purposes • No mandatory redemption payments until 2023 • Allows for deferred payment of dividends, if deferred earns interest until paid • Asset-based lending (ABL) facility - supported by A/R and transportation equipment • Covenant light requirements enables focus on operational improvements Sold Unitrans for $95 million • Non-core business unit • Divestiture completed on September 15, 2017 • Reduced debt and provided additional liquidity Current Status • In compliance with ABL and preferred stock investment agreements • Current available borrowing capacity under the ABL facility plus a standby commitment for ~$50 million of additional preferred stock investment 7 * Note – See Preferred Stock Investment in Appendix

Summary of 2016 Results Financial Summary • Revenues: $2,033.2 million vs. $1,992.2 million in 2015 • Net loss, excluding impairment charges, of $35.6 million in 2016 vs. net income of $25.6 million in 2015 • Adjusted EBITDA of $7.8 million in 2016 vs. $93.6 million in 2015 Declines in EBITDA • Reduced profitability of Truckload Logistics segment ~ $48 million – Cost increases primarily for insurance, equipment leasing, maintenance and payroll – Deteriorating market conditions – Lower truck productivity and network inefficiencies – Negative revenue mix • Reduced profitability of LTL segment ~ $21 million – Revenue declines of $54 million caused significant negative operating leverage • Reduced profitability in the Global Solutions (Ascent) segment ~ $3 million – Due to lower revenue and yields in domestic and international freight management • Higher-than-normal, non-allocated operating costs ~ $14 million – Higher lease purchase guarantee reserves – Increased legal and litigation settlement costs 8

2017 Business Trends

10 2017 Business Trends • Difficult market conditions in first three quarters, particularly at Express Ground, Intermodal and Temp Control • Improving rate environment later in year benefiting these businesses Truckload Logistics • Continuing investment cycle focused on improving customer experience • Overall revenue stable with improving trends later in year • Use of purchased power a detriment as truckload rate environment improves LTL Ascent Global Logistics • Continued top and bottom line growth in these asset free businesses • Sale of Unitrans in September of 2017 --$9.3 million of EBITDA in 2016 Overall Revenue in line with 2016 Higher costs associated with upgrading finance, HR and IT talent Approximately $30 million of restatement and refinancing costs

11 2017 – An Important Combination of Change and Stability… • Re-stated financials for 2011 to 2016 • Re-financed the business with capital to support our operational turnaround – Preferred Investment and ABL totaling ~ $540m – Unitrans divestiture ~ $95m • Re-staffed the business with a new exec team, corporate finance and key operating unit finance leaders Re… • Flattened organization structure* with plans to integrate into business platforms • Leveraged key capabilities – Centralized IT into teams aligned to business platforms – Created Fleet Services to punch our weight in procurement and best practice – Continued our Gamechanger program to improve safety results • Focused on ROIC to drive capex decisions and future results Portfolio Stability • Revenue stable and poised for growth with improving market conditions • Customers stable with no loss of key customers* • Management stable with no unplanned loss of key operating company leaders • Vendors stable with no loss of key suppliers 2018 Will Return 100% of Our Focus to Business Serving our customers Partnering with suppliers Supporting all drivers, pilots, independent operators and team members * Note – See Key Customer Summary in Appendix See Segment & Operating Group Summary in Appendix

Future Communications 12 Topics for our Next Conference Call • 2017 Results & Analysis – 10-Qs through 9/30/17 by March – Full Year 2017 as soon as possible thereafter • Details surrounding 2018 plans and goals – Don’t expect guidance – What you can expect • Guideposts for progress over the next few years • CapEx guidelines for 2018 and future estimated annualized run rate • Tax rate estimates Other Communications – Future announcements related to simplification and integration

Q&A

Appendix

New Executive Leadership Team



Curt Stoelting

Chief Executive Officer

- Joined Roadrunner in early 2016 as President and COO
- Previously served as CEO of RC2 Corp from 2003 to 2011 and at TOMY International for two years after they acquired RC2
- Deep experience in consumer products, brand and channel management, global sourcing and logistics
- Strong track record of driving long-term Sales and EBITDA Growth (11% CAGR @ RC2)
- Extensive public company executive management experience as CFO, COO and CEO of acquisitive, levered growth-oriented company



Mike Gettle

President & COO

- Joined Roadrunner in 2016 as Executive Vice President
- Previously served as Americas CEO and Global CFO of market-research firm TNS, a highly acquisitive $2 billion division of multinational WPP plc
- Earlier was Global CFO of sister firm Millward Brown; grew it from $200M to $1B through 29 acquisitions to become one of the most profitable and respected global research firms
- Background in finance, operations, and leadership of people-oriented, data intensive, geographically dispersed businesses
- Strong track record of success in both high growth, acquisitive and turnaround environments



Terry Rogers

EVP & CFO

- Joined Roadrunner in May 2017 with extensive public company and private equity experience at Ryerson
- Most recently CFO of an acquisitive manufacturing company with over 40 distinct businesses and revenues in excess of $2 billion
- Extensive background in financings, treasury management, investor relations, internal controls and enterprise-wide financial planning and reporting systems

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Top Management Team 16 Key Management Positions Scott Cousins, Chief Information Officer • Joined Roadrunner in January 2017 as CIO • Held previous CIO positions at food distributor KeHe and NCH Marketing • Earlier served as Senior Vice President of Information Technology at IndyMac Bank and as Associate Partner at Accenture Bob Milane, General Counsel and Chief Compliance Officer • Joined Roadrunner in 2014 and recently served as EVP for Risk Management and GC (new role remains responsible for risk management) • Previously served as Managing Director for Risk Management at FedEx Ground and Assistant VP of Risk Management for Canal Insurance Craig Paulson, SVP of Human Resources • Joined Roadrunner in October 2017 • Previously HR experience at Danaher, Eaton/Cooper Industries, Dover and Generac • Has managed all function HR areas and partnered with business leaders on people deployment and development Frank Hurst, President - Roadrunner Freight • Joined Roadrunner in January 2017 with 21 years of management and transportation industry experience • Previously business and sales leader at North America Corp., Vitrans Express and Fed Ex Bill Goodgion, President - Ascent Global Logistics • Joined Roadrunner in April 2015 as President of Roadrunner Ascent Global Logistics • Previously spent 15 year at FedEx Trade Networks where he served as MD of Regional Operations and then MD of Global Distribution

17 Top Customers (2016) Industry Leading Statistics (1) Customer Revenue % of Total $252.1 M 12.4% (2) $116.8 M 5.7% (2) $79.3 M 3.9% ( $73.7 M 3.6% $43.2 M 2.1% $42.8 M 2.1% $28.5 M 1.4% $25.9 M 1.3% $25.3 M 1.2% $23.3 M 1.2% Top 10 $710.9 M 34.8% Total $2,033.2 M 100.0% Air Expedite Intermodal Drayage Temp. Controlled Roadrunner Freight (LTL) Total Revenue Independent Operators #1 #12 #12 #16 #15 Top 10 (1) Source: Transport Topics Top 100 For-Hire-Carriers 2017.. Key Customers -- Longstanding Relationships with Industry Leaders Hub Group Multiple Supplier of the Year Awards:

Portfolio Management -- Current Segments and Operating Groups

Asset-Backed ← → *Asset-Light* ← → *Asset-Free*

Truckload Logistics (TL) (1)

(~61% of Revenue)

1. Express (Air & Ground) $719M

- Air and ground expedite services
- Primarily serves large OEMs
- Oversees 11 cargo jets and 1,200 trucks operated by company drivers, IC's and contract carriers

2. Truckload Plus (Brokerage) $263M

- Company brokers and outside agents
- Temperature controlled, dry van, and flatbed brokerage services
- Oversees ~200 trucks operated by company drivers and ICs + broader RRTS network

3. Intermodal $135M

- 24 terminals; Drayage and chassis/container
- Domestic & international intermodal shipments
- Oversees 800 trucks operated by company drivers and IC's

4. Temp Controlled $171M

- Temperature controlled transportation services
- Oversees 840 trucks operated by company drivers and ICs

5. Less-than-Truckload (LTL) (1)

(~23% of Revenue)

Roadrunner Freight $443M

- Asset-light point-to-point network
- Fewer handlings
- Efficient transit times
- Low-cost / reliable service market position establishes competitive advantage
- Unique model allows for expansion without traditional inefficiencies
- High incremental margins yield strong return on revenue gains

Expedited Freight Systems (EFS) $20M

- Great Lakes regional carrier based in Kenosha, WI
- Oversees 80 trucks operated by Company drivers

6. Ascent Global Logistics (1)

(~16% of Revenue)

Domestic Freight Management $80M

- Consists of four operating units
- Flexible, customizable solutions allow customers to manage freight spend based on their individual needs
- Full range of capabilities from full TMS to TMS-light applications

International Freight Forwarding $176M

- Consists of two operating companies – Marisol & Unitrans (Unitrans divested in Sept. of 2017)
- Air freight and ocean container management
- Customs clearance
- Industry-leading IT and data management

Prime Distribution $80M

- High-service consolidation, warehousing, and transportation management
- Over 2.8 million sq. ft. of warehouse space in five locations

(1) Note: 2016 business level revenue before intercompany sales eliminations

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19 Preferred Investment Summary – treated as debt for GAAP purposes • Elliott Management $540 million Preferred Investment provided a full refinancing of existing credit facility • Over half of the Preferred Investment redeemed and retired with ABL Financing and Sale of Unitrans (see notes) • Dividends payable quarterly in cash or deferred at company’s option; Deferred amounts earn additional interest 19 Preferred E Preferred B Preferred C Preferred D Structure • Preferred equity • Convertible to second lien notes upon approval of ABL lenders • Preferred equity • Preferred equity • Preferred Equity valued at 4.01% of common equity • Warrant Agreement for 380K shares (1% of common equity) Face Amount Outstanding $37.5M (2) $155MM $55MM 5% common equity economic interest in company Preferred Rate L + 5.25% + Additional Rate (8.50%) L + 3.00% + Additional Rate (4.75 – 12.50%) based on leverage L + 3.00% + Additional Rate (4.75 – 12.50%) based on leverage N/A Redemption Term 6 years 8 years 8 years 8 years Amortization None None None None Financial Covenants None None None None Redemption Rights 106.5 / 103.5 / Par NC 1 / 105 / 103 / Par 65% premium (subject to stock price movement) Subject to stock price movement Notes: 1) Series F preferred stock with a face value of $240.5M was redeemed on July 21, 2017 with proceeds from asset-based-lending financing 2) Series E preferred stock with a face value of $52.5M was redeemed on September 14, 2017 with proceeds from the sale of Unitrans.